UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08002

KOREA EQUITY FUND, INC.

Two World Financial Center, Building B
New York, NY 10281

Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, NY 10281

Registrant’s telephone number, including area code: (800) 833-0018

Date of fiscal year end:	October 31, 2010

Date of reporting period:	April 30, 2010

ITEM 1.  REPORT TO SHAREHOLDERS

KOREA EQUITY FUND, INC.

June 23, 2010

To Our Shareholders:

We are pleased to present the Semi-Annual Report of Korea Equity Fund, Inc. (the “Fund”) for the six months ended April 30, 2010.

The Net Asset Value per share (“NAV”) of the Fund on April 30, 2010 was $11.19, representing an increase of 14.7% during the six months ended April 30, 2010. The closing market price of the Fund on the New York Stock Exchange was $10.04, representing an increase of 19.5% over the same period. On April 30, 2010, the discount to the NAV was 10.28%. The Fund’s net assets amounted to $125,469,105 on April 30, 2010.

During the six months ended April 30, 2010, the Korea Composite Stock Price Index (“KOSPI”) increased from 1,580.69 to 1,741.56 or 10.2%, in local currency terms. Including the South Korean Won (“Won”) appreciation of 6.9%, this represents a total increase of 17.1% in United States (“U.S.”) dollar terms. The Fund under-performed the KOSPI, in U.S. dollar terms, by 3.1% during the six months ended April 30, 2010.

For the quarter ended April 30, 2010, the KOSPI gained 13.6% in U.S. dollar terms, and the NAV of the Fund increased by 13.1%. The Fund underperformed the KOSPI, in U.S. dollar terms, by 0.5% during the quarter ended April 30, 2010.

 South Korean Economy

South Korea posted a strong GDP growth of 7.8% year on year in the first quarter of 2010. As a result, the government has raised its GDP growth target from 5% to 6% for

2010 and has announced that it will front load 70% of the fiscal budget in the first half of 2010.

Exports have continued their recovery trend with Electronics and Automobiles having the strongest growth rates for the quarter. Notably, the reliance on exports to China has increased from 24% in 2009 to about 30% of overall exports, while the dependence on the U.S. continues to decline.

The Bank of Korea held interest rates at 2%, citing uncertainty in the economic growth path due to the risk of a government debt crisis in Europe. Inflation remained below 3%, which is within the new target range of 2% – 4%. Expectations of interest rate increases have been reduced after the recent election of Kim Chong Soo, the country’s former ambassador to the OECD.

Moody’s upgraded South Korea’s sovereign rating to A1 from A2, citing the country’s resilience to the global economic turbulence and continued improvement in domestic and external fundamentals and control over its government finances in spite of aggressive stimulus measures in 2009. Aside from the country’s resilience to the global crisis, Moody’s also indicated external and macro fundamentals that have continued to improve since the downturn with volumes climbing back to pre-crisis levels and the balance of payments solidly at a surplus.

South Korean Stock Market

Transportation related sectors such as Automobiles, Airlines and Shipping were the strongest performers. The Machinery sector also outperformed after receiving an award of a nuclear plant order from the UAE. The Technology sector benefited from strong foreign buying as demand continues to improve for fast growing IT products.

Sectors that underperformed were Consumer staples, Financials and Steel. As typical defensive stocks characterized by their stable cash flows, Consumer staples lagged behind the rising KOSPI. Financials recorded weak performances as risk aversion rose over the Dubai World investment vehicle and European debt related issues. The Steel sector underperformed over concerns on steel makers’ ability to pass on higher iron ore prices to clients. Additionally, the switch from annual to quarterly negotiations of iron ore prices further added negative sentiment on steel makers.

Portfolio Management Activity

During the six months under review, Korea Electric Power Corporation was the largest purchase. This investment was made based on the likelihood of higher tariff increases after local elections in June. The implementation of a cost pass-through system for the utility firm would also improve profits. Hanjin Shipping Co., Ltd. was also added to the portfolio on the back of the recovery of global trade. Specifically, the freight rates for the transpacific route are expected to rebound above break-even levels, thereby increasing the profitability of shipping companies. As a result, Dongbu Insurance Co., Ltd., Sam-sung Fire & Marine Insurance Co., Ltd. and Samsung Life Insurance Co., Ltd. were added. Within the Telecommunication sector, the Fund added SK Telecom Co., Ltd. and KT Corporation after the government implemented a new policy to limit the amount of marketing that Telecommunication firms can spend. Previously, excessive competition in the Telecommunication sector was the main reason for the zero weighting in the sector.

Stocks that were reduced or removed from the portfolio were generally those that the Fund believes are facing deteriorating fundamentals which could potentially lead to more earnings downgrades. Within the Consumer sector, Woongjin Coway Co., Ltd., Nong Shim Co., Ltd. and KT&G Co., Ltd. were sold due to lack of a growth catalysts. In the Financials sector, Shinhan Financial Group Co., Ltd. was sold in favor of KB Financial Group, Inc. as the share price of the latter has lagged behind, and its relative valuations looked more attractive. Within the Technology sector, NHN Corp. was removed from the portfolio as its share price had been disappointing despite the rebound in advertising revenue. In the Steel sector, the Fund reduced its weight in POSCO and added Hyundai Steel Company as the latter company’s two new blast furnaces will enable the production of flat steel sheets, which have higher profit margins.

Investment Strategy

South Korea’s GDP growth is likely to expand in the first half of 2010 and earnings could potentially be a  surprise on the upside. However, concerns over European fiscal deficits and the tightening of the reserve requirement ratio by the Chinese government have dampened growth sentiment in the short term. The Fund intends to pay close attention to risk factors such as expensive valuations, slowing earnings revisions and sectors that are facing unsustainable recoveries. The Fund will be seeking to identify stocks that are beneficiaries of trends such as rising commodity prices, a stronger South Korean Won, Chinese consumption growth, and green energy themes.

We appreciate your continuing support of your Fund.

Sincerely,

Shigeru Shinohara President

 AVAILABLITY OF QUARTERLY SCHEDULE OF INVESTMENTS

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING
     A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s Website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s Website at http://www.sec.gov.

 SHAREHOLDERS ACCOUNT INFORMATION

     Shareholders whose accounts are held in their own name may contact the Fund’s transfer agent, Computershare Trust Company, N.A. at (800) 426-5523 for information concerning their accounts.

INTERNET WEBSITE

     Nomura Asset Management U.S.A. Inc. has established an Internet Website which highlights its history, investment philosophy and process and products, which include the Fund. The Internet web address is www.nomura.com. We invite you to view the Internet Website.

KOREA EQUITY FUND, INC.

FUND HIGHLIGHTS—APRIL 30, 2010
(Unaudited)

KEY STATISTICS
Net Assets		$125,469,105
Net Asset Value per Share		$11.19
Closing NYSE Market Price		$10.04
Percentage Increase in Net Asset Value per Share*		14.7%
Percentage Increase in NYSE Market Price*		19.5%

MARKET INDEX		SOUTH
		KOREAN WON	U.S.$
Percentage increase Korea Composite Stock Price index*		10.2%	17.1%
*From November 1, 2009 through April 30, 2010

ASSET ALLOCATION
Korean Equity Securities		97.3%
Other Assets Less Liabilities, Net		2.7%
Net Assets		100.0%
INDUSTRY DIVERSIFICATION
	% of Net Assets		% of Net Assets
Consumer Electronics	20.1	Food and Beverages	3.0
Services	19.6	Chemicals and Pharmaceuticals	2.9
Automotive Equipment and Parts	15.0	Electric	2.5
Banking and Financial Services	12.5	Wholesale	2.0
Miscellaneous Manufacturing	7.6	Telecommunications	0.9
Iron and Steel	6.7	Oil and Gas	0.7
Retail	3.8

TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE
Issuer		Market Value	% of Net Assets
Samsung Electronics Co., Ltd.		$ 19,424,752	15.5
Hyundai Mobis		11,698,955	9.3
POSCO		7,496,929	6.0
Hyundai Motor Company		5,887,851	4.7
Samsung Engineering Co., Ltd.		4,404,251	3.5
Shinhan Financial Group Co., Ltd.		4,288,594	3.4
KB Financial Group Inc.		4,163,141	3.3
Samsung Card Co., Ltd.		3,238,300	2.6
LG Chem Ltd.		3,188,696	2.5
Korea Electric Power Corporation		3,072,304	2.5

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS
APRIL 30, 2010
(Unaudited)

	Shares	Cost	Market Value	% of Net Assets
KOREAN EQUITY SECURITIES

Automotive Equipment and Parts
Hyundai Mobis	69,722	$5,282,714	$11,698,955	9.3
Automotive service components
Hyundai Motor Company	32,915	1,213,358	4,067,979	3.2
Passenger cars, trucks, autoparts, and commercial vehicles
Hyundai Motor Company PFD	42,740	855,057	1,819,872	1.5
Passenger cars, trucks, autoparts, and commercial vehicles
Kia Motors Corporation	52,120	535,233	1,288,307	1.0
Passenger cars, mini-buses, trucks, and commercial vehicles
Total Automotive Equipment and Parts		7,886,362	18,875,113	15.0

Banking and Financial Services
Daegu Bank	211,390	1,581,318	2,822,347	2.3
Commercial banking services
KB Financial Group, Inc.	84,676	3,748,522	4,163,141	3.3
Commercial banking services
Samsung Card Co., Ltd.	65,030	2,574,685	3,238,300	2.6
Credit card services
Shinhan Financial Group Co., Ltd.	99,977	2,488,648	4,288,594	3.4
Consumer and commercial-related financial services
Woori Finance Holdings Co., Ltd.	72,640	966,901	1,169,710	0.9
Diversified financial services
Total Banking and Financial Services		11,360,074	15,682,092	12.5

Chemicals and Pharmaceuticals
Amorepacific Corporation	646	351,072	488,361	0.4
Personal care and health-related products
LG Chem Ltd.	12,490	1,682,315	3,188,696	2.5
Petrochemicals, plastic resins, and engineering plastics
Total Chemicals and Pharmaceuticals		2,033,387	3,677,057	2.9

Consumer Electronics
LG Display Co., Ltd.	50,023	1,109,281	2,161,571	1.7
TFT-LCD
LG Electronics Inc.	21,647	1,321,860	2,382,439	1.9
Digital display equipment

See notes to financial statements.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - (continued)
APRIL 30, 2010
(Unaudited)

	Shares	Cost	Market Value	% of Net Assets

Melfas Inc.†	2,022	$81,737	$140,455	0.1
Touch sensor chips
Samsung Electronics Co., Ltd.	25,362	9,308,204	19,424,752	15.5
Consumer electronics, computers, and telecommunications
Samsung SDI Co., Ltd.	8,080	834,875	1,086,080	0.9
Cathode ray tubes
Total Consumer Electronics		12,655,957	25,195,297	20.1

Electric
Korea Electric Power Corporation	100,610	3,436,543	3,072,304	2.5
Generates, transmits, and distributes electricity

Food and Beverages
CJ CheilJedang Corp	10,370	1,817,412	2,076,807	1.7
Processed food
Orion Corp	6,260	1,293,530	1,643,356	1.3
Snacks
Total Food and Beverages		3,110,942	3,720,163	3.0

Iron and Steel
Hyundai Steel Company	10,328	874,897	849,719	0.7
Electric furnace steel maker
POSCO	16,654	4,668,961	7,496,929	6.0
Hot and cold rolled steel products
Total Iron and Steel		5,543,858	8,346,648	6.7

Miscellaneous Manufacturing
Doosan Heavy Industries and Construction Co., Ltd.	26,360	2,028,702	1,952,329	1.6
Industrial plant components
Duksan Hi-Metal Co., Ltd.	30,494	457,504	497,917	0.3
Solder ball
Hynix Semiconductor Inc.†	34,917	380,438	894,581	0.7
Semiconductors
Korea Zinc Co., Ltd.	8,430	1,008,586	1,486,752	1.2
Non-ferrous metals
KT&G Corporation	33,710	2,679,561	1,702,986	1.4
Cigarettes and other tobacco products
LG Household & Health Care Ltd.	3,085	327,312	843,261	0.7
Household cleaning and personal care products

See notes to financial statements.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - (continued)
APRIL 30, 2010
(Unaudited)

	Shares	Cost	Market Value	% of Net Assets

Lock&Lock Co., Ltd.†	31,310	$702,980	$761,214	0.6
Plastic food storage
Woongjin Coway Co., Ltd.	13,530	377,454	445,507	0.3
Water purifiers and air cleaners
Woongjin Thinkbig Co., Ltd.	43,570	686,169	935,468	0.8
Publishing
Total Miscellaneous Manufacturing		8,648,706	9,520,015	7.6

Oil and Gas
SK Energy Co., Ltd.	7,888	525,170	868,143	0.7
Refines, markets, and distributes oil

Retail
CJ Home Shopping	11,721	856,544	880,793	0.7
Miscellaneous products
Hyundai Department Store Co., Ltd.	14,560	1,448,049	1,308,233	1.0
Department stores
Lotte Shopping Co., Ltd.	7,177	1,177,010	2,045,947	1.6
Department and discount stores
Shinsegae Co., Ltd.	1,260	352,442	578,566	0.5
Department store chain
Total Retail		3,834,045	4,813,539	3.8

Services
Cheil Worldwide Inc.	2,420	456,981	761,912	0.6
Marketing
Dongbu Insurance Co., Ltd.	55,030	1,832,660	1,752,421	1.4
Non-life insurance
Glovis Co., Ltd.	5,535	347,122	616,664	0.5
Domestic and international logistic services
Grand Korea Leisure Co., Ltd.	66,590	1,036,057	1,309,573	1.0
Casino operator
Hana Tour Service Inc.	23,125	709,635	1,061,852	0.9
Travel related services
Hanjin Shipping Co., Ltd.†	84,470	2,033,517	2,476,568	2.0
Marine transportation
Hotel Shilla Co., Ltd.	39,330	416,823	796,535	0.6
Hotels

See notes to financial statements.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - (continued)
APRIL 30, 2010
(Unaudited)

	Shares	Cost	Market Value	% of Net Assets

Korea Life Insurance Co., Ltd.†	137,290	$1,098,261	$1,138,200	0.9
Life insurance
Korean Reinsurance Company	60,526	556,965	532,367	0.4
Life and non-life insurance
KT Corporation	34,000	1,466,870	1,504,465	1.2
Telecommunications
LG Corp.	43,200	1,313,965	2,961,840	2.4
Electronics, chemicals and telecommunications
LIG Insurance Co., Ltd.	45,000	945,518	903,248	0.7
Non-life insurance
NHN Corp†	15,246	1,544,054	2,551,315	2.0
Web portal
Samsung Engineering Co., Ltd.	45,415	2,700,907	4,404,251	3.5
Engineering and construction
Samsung Fire & Marine Insurance Co., Ltd.	9,854	1,884,480	1,831,236	1.5
Non-life insurance
Total Services		18,343,815	24,602,447	19.6

Telecommunications
Sk Telecom Co., Ltd.	7,290	1,155,284	1,131,150	0.9
Wireless services

Wholesale
Samsung C&T Corporation	53,040	2,339,756	2,531,183	2.0
Import/export
TOTAL KOREAN EQUITY SECURITIES		$80,873,899	$122,035,151	97.3
TOTAL INVESTMENTS		$80,873,899	$122,035,151	97.3
OTHER ASSETS LESS LIABILITIES, NET			3,433,954	2.7
NET ASSETS			$125,469,105	100.0

†Non-income producing security.

Portfolio securities and foreign currency holdings were translated at the following exchange rate as of April 30, 2010.

South Korean Won        KRW     1,108.500 = USD $1.00

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2010
(Unaudited)

ASSETS:
Investments in securities, at market value (cost—$80,873,899)	$122,035,151
Receivables for investments	1,688,432
Receivable for dividends and interest, net of withholding taxes	48,278
Prepaid expenses	19,926
Cash or cash equivalents	2,749,865
Total Assets	126,541,652

LIABILITIES:
Payables for investments	874,898
Accrued management fee	91,727
Other accrued expenses	105,922
Total Liabilities	1,072,547

NET ASSETS:
Capital stock (par value of 11,212,000 shares of capital stock outstanding, authorized
100,000,000, par value $0.10 each)	1,121,200
Paid-in capital	92,771,743
Accumulated net realized loss on investments and foreign currency transactions	(9,888,052)
Unrealized net appreciation on investments and foreign currency transactions	41,162,252
Accumulated net investment income	301,962
Net Assets	$125,469,105
Net asset value per share	$11.19

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENT OF OPERTATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2010

(Unaudited)

INCOME:
Dividend income (less $239,011 of withholding taxes)	$1,209,542
Interest income	449
Total Income		$1,209,991

EXPENSES:
Management fee	490,899
Legal fees	195,000
Directors’ fees and expenses	64,600
Custodian fees	45,500
Auditing and tax reporting fees	42,770
Shareholder reports	25,480
Annual meeting expenses	14,560
Registration fees	13,650
Transfer agency fees	6,370
Miscellaneous fees	5,460
Insurance expenses	3,740
Total Expenses		908,029
INVESTMENT INCOME—NET		301,962

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments		6,466,223
Net realized gain on foreign currency transactions		43,599
Net realized gain on investments and foreign currency transactions		6,509,822
Change in net unrealized appreciation on investments		4,993,317
Change in net unrealized appreciation on translation of foreign currency
and other assets and liabilities denominated in foreign currency		4,203,097
Net realized and unrealized gain on investments and foreign currency transactions		15,706,236
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$16,008,198

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended April 30, 2010 (Unaudited)	For the Year Ended October 31, 2009
FROM INVESTMENT ACTIVITIES:
Net investment income (loss)	$301,962	$(278,520)
Net realized gain (loss) on investments	6,466,223	(16,397,874)
Net realized gain (loss) on foreign currency transactions	43,599	(286,089)
Change in net unrealized appreciation on investments
and foreign currency transactions	9,196,414	53,597,730
Increase in net assets derived from investment operations	16,008,198	36,635,247

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ($0 and $0.010107 per share, respectively)	0	(114,026)
Decrease in net assets	0	(114,026)

NET ASSETS:
Beginning of period	109,460,907	72,939,686
End of period (including accumulated net investment income of $301,962 and $0, respectively)	$125,469,105	$109,460,907

See notes to financial statements.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

APRIL 30, 2010

1.	Significant Accounting Policies

Korea Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end investment management company. The Fund was incorporated in Maryland on September 7, 1993 and investment operations commenced on December 3, 1993. The Fund’s investment objective is to seek long-term capital appreciation through investments primarily in equity securities of South Korean companies.

The following is a summary of significant accounting policies followed by the Fund. In the opinion of management, all material adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation have been included.

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and are stated in United States dollars. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

(a) Valuation of Securities—Investments traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the U.S. over-the-counter market (as opposed to the OTC market for foreign investors in South Korea) are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of the day or, if none is available, at the last reported sales price available to the Fund. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates fair value, if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets, including futures contracts and related options, are stated at market value or otherwise at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Foreign Currency Transactions—Transactions denominated in South Korean won (“Won”) are recorded in the Fund's records at the prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Won are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.

The net assets of the Fund are presented at the exchange rate and market values at April 30, 2010. The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at April 30, 2010. Net unrealized foreign exchange gains or losses includes gains or losses arising from changes in the value of assets and liabilities including investments in securities at April 30, 2010, resulting from changes in the exchange rate. Net realized foreign exchange gains or losses include gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, inter-

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)

est, and foreign withholding taxes recorded on the Fund's books and the United States dollar equivalent of the amounts actually received or paid.

(c) Security Transactions, Investment Income, Distributions to Shareholders—Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on a first in first out basis.

Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—“temporary”), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.

Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions. It is the Fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the Fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is provided in the form of cash, which be invested in certain money market funds. The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction. Although each security loan is fully collateralized, there are certain risks.  On November 21, 2008, the Fund suspended its participation in the securities lending program. The Fund may resume its participation in the future. During the period ended April 30, 2010, the Fund did not earn any fees from lending fund portfolio securities, pursuant to the securities lending agreement.

(d) Capital Account Reclassification—For the year ended October 31, 2009, the Fund's accumulated net investment loss was decreased by $289,446, the accumulated net realized loss was decreased by $7,246,125 and paid in capital was decreased by $7,535,571. The adjustment was primarily a result of the reclassification of foreign exchange losses, net operating loss, capital loss carryforward expiration and overdistribution of ordinary income. These had no impact on net assets.

(e) Income Taxes—A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

Under South Korean tax laws, a withholding tax is imposed on dividends and interest income at the rate of 16.5% and 13.2%, respectively, and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

The Fund evaluates tax positions taken or expected to be taken in accordance with GAAP, to determine whether the tax positions are “more-likelythan-not” of being sustained by the applicable tax authority. As of and during the six months ended April 30, 2009, the Fund did not have any liabilities for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations. During the six months, the Fund did not incur any interest or penalties.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)

(f) Subscription for New Shares—As part of their annual corporate action matters, certain South Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription. The Fund normally subscribes to such new share offerings by South Korean companies.

(g) Use of Estimates in Financial Statement Preparation—The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(h) Concentration of Risk—A significant portion of the Fund’s net assets consists of South Korean securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, less liquidity and greater volatility, the South Korean securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about South Korean issuers than there is about U.S. issuers. Future economic and political developments in South Korea could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

(i) Indemnifications—Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Management Agreement and Transactions With Affiliated Persons

Nomura Asset Management U.S.A. Inc. (the “Manager”) acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (“NAM”), as investment adviser for the Fund and effective July 24, 2001, the shareholders approved NAM retaining its wholly-owned subsidiaries Nomura Asset Management Hong Kong Limited (“NAM-Hong Kong”) and Nomura Asset Management Singapore Limited (“NAM-Singapore”) as investment sub-advisers for the Fund.

As compensation for its services to the Fund, the Manager receives a monthly fee computed at the annual rate of 0.85% of the Fund’s average weekly net assets. This annual rate became effective as of September 1, 2006 pursuant to an amendment of the Fund’s management agreement with the Manager. Under the management agreement, the Fund paid or accrued fees, to the Manager of $490,899 for the period ended April 30, 2010.

Under the Investment Advisory Agreement, the Manager informed the Fund that NAM received sub-advisory fees of $129,049 from the Manager for the period ended April 30, 2010. In addition, NAM-Hong Kong and NAM-Singapore received sub-advisory fees of $25,810 and $129,049, respectively, from NAM. At April 30, 2010, the management fee payable to the Manager by the Fund was $91,727.

Certain officers and/or directors of the Fund are

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)

officers and/or directors of the Manager. Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the six months ended April 30, 2010. As revised effective January 1, 2010, the Fund pays each Director not affiliated with the Manager an annual fee of $12,000 plus $1,500 per meeting attended or $1,000 per telephone meeting attended, together with such Director’s actual expenses related to attendance at meetings. The Independent Director designated by the Directors not affiliated with the Manager to serve as Lead Director, is paid an additional annual fee of $5,000. Mr. Barker served as Lead Director during the period ending April 30, 2010. Mr. Buck has agreed to serve as Lead Director as of June 1, 2010. The chair of the Audit Committee, presently Mr. Chemidlin, receives an additional annual fee of $1,000. Such fees and expenses for unaffiliated Directors aggregated $64,600 for the six months ended April 30, 2010.

3.	Purchases and Sales of Investments

Purchases and sales of investments, exclusive of investments in foreign currency and short-term securities, for the six months ended April 30, 2010 were $27,680,975 and $27,331,667, respectively.

4.	Rights Offering

The Fund issued to its shareholders of record as of the close of business on January 19, 2007 transferable Rights to subscribe for up to an aggregate of 2,803,000 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held (“Primary Subscription”). During February 2007, the Fund issued a total of 2,803,000 shares of Common Stock on exercise of such Rights at the subscription price of $9.76 per share, compared to a net asset value per share of $12.30 and a market value per share of $10.79. A sales load of 3.75% was included in the subscription price. Offering costs of approximately $600,000 and the sales load were charged directly against the proceeds of the Rights Offering.

5.	Federal Income Taxes

As of October 31, 2009, net unrealized appreciation on investments for Federal income tax purposes was $31,833,097 of which $33,464,226 related to appreciated securities and $1,631,129 related to depreciated securities. The aggregate cost of investments, at October 31, 2009 for Federal income tax purposes was $74,191,111.

At October 31, 2009 the components of accumulated earnings on a tax basis were as follows:

Accumulated capital losses	$(16,265,133)
Unrealized appreciation on
investments	$31,833,097
Total accumulated earnings	$15,567,964

For Federal income tax purposes, the total distribution paid for the fiscal years ending October 31, 2009 and October 31, 2008 was from ordinary income.

During the year ended October 31, 2009, capital loss carryforwards of $6,960,036, had expired. The Fund has a capital loss carryforward as of October 31, 2009 of $16,265,133, all of which expires on October 31, 2017.

6.	Fair Value Measurements

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for mea-

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)

suring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2010.

Level	Investments in Securities	Other in Financial Instruments
Level 1 Equity Securities*	$122,035,151	-0-
Level 2	-0-	-0-
Level 3	-0-	-0-
Total	$122,035,151	-0-

*Please refer to the Schedule of Investments for breakdown of the valuation by industry type.

During the six months ended April 30, 2010, the Fund did not hold any instrument which used significant unobservable inputs (level 3) in determining fair value.

7.	Subsequent Events

On June 3, 2010, the Fund announced a Discount Management Plan consisting of an open market share repurchase program and a tender offer component. On July 1, 2010, the Fund intends to commence a share repurchase program, for the period ending October 31, 2010, under which it may repurchase in the open market, at a discount from net asset value, up to 5 percent of its outstanding common stock. The Fund also announced the terms under which it may subsequently make a tender offer for up to 10 percent of its outstanding shares. The Board of Directors may revise or terminate the Discount Management Plan if it determines such action is in the best interests of the Fund.

KOREA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout each period:

			For The Year Ended October 31,
	For the Six Months Ended April 30, 2010 (Unaudited)		2009	2008	2007	2006	2005
Net asset value, beginning of period	9.76		6.51	16.42	$11.28	$8.18	$5.80
Net investment income (loss)@	0.03		(0.02)	0.04	0.02	(0.04)	(0.05)
Net realized and unrealized gain (loss) on
investments and foreign currency	1.40		3.28	(9.93)	5.64	3.14	2.43
Total from investment operations	1.43		3.26	(9.89)	5.66	3.10	2.38
Distributions:
Dividends from investment income, net	0.00		(0.01)	(0.02)	—	—	—

Fund Share Transactions
Dilutive effect of Rights Offering**	—		—	—	(0.38)	—	—
Offering costs charged to paid-in capital in
excess of par	—		—	—	(0.14)	—	—
Total Fund share transactions	—		—	—	(0.52)	—	—

Net asset value, end of period	$11.19		$9.76	$6.51	$16.42	$11.28	$8.18

Market value, end of period	$10.04		$8.40	$5.54	$15.38	$10.40	$7.85
Total investment return†	19.5%		51.9%	(63.9%)	47.9%	32.5%	47.0%
Ratio to average net assets/supplemental data:
Net assets, end of period (000)	$125,469		$109,460	$72,940	$184,129	$94,852	$68,755
Operating expenses before waiver of a
portion of the management fee	1.59	%††*	1.64%††	1.36%††	1.36%††	1.92%	2.93%
Operating expenses after waiver of a portion
of the management fee	1.59	%††*	1.64%††	1.36%††	1.36%††	1.68%	2.76%
Net investment income (loss)	0.53%		(0.33%)	0.32%	0.20%	(0.40%)	(0.70%)
Portfolio turnover	24%		57%	45%	20%	31%	41%

†
Based on market value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions. Total investment return does not reflect sales commissions. Rate of return for the semi-annual period is not annualized.

††	There was no waiver for the six months ended April 30, 2010 or for the years ended October 31, 2009, 2008 and 2007.
@	Based on average shares outstanding.
*	Annualized
**	Decrease is due to the Rights Offering (See Note 4).

See notes to financial statements.

BOARD OF DIRECTORS
William G. Barker, Jr.
Rodney A. Buck
David B. Chemidlin
Shigeru Shinohara
Chor Weng Tan

OFFICERS
Shigeru Shinohara, President
Kenneth L. Munt, Vice President
Hiroyuki Nakano, Vice President
Rita Chopra-Brathwaite, Treasurer
Neil A. Daniele, Secretary and Chief Compliance Officer

MANAGER
Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, New York 10281
Internet Address
www.nomura.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12-1 Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

INVESTMENT SUB-ADVISERS
Nomura Asset Management Hong Kong Limited
30th Floor, Two International Finance Center
8 Finance Street
Central, Hong Kong

Nomura Asset Management Singapore Limited
6 Battery Road 34-02
Singapore 049909

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

DIVIDEND PAYING AGENT, TRANSFER AGENT
AND REGISTRAR
Computershare Trust Company, N.A.
P. O. Box 43078
Providence, RI 02940-3078

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, New York 10036

KOREA EQUITY FUND, INC.
TWO WORLD FINANCIAL CENTER, BUILDING B
NEW YORK, NEW YORK 10281

KOREA Equity Fund, Inc. SEMI-ANNUAL REPORT APRIL 30, 2010
This Report, including the Financial Statements, is transmitted to the Shareholders of Korea Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this Report.

The accompanying Financial Statements, including the Schedule of Investments, have not been examined by the Fund’s independent accountants, Ernst & Young, LLP, and accordingly, they express no opinion thereon.

ITEM 2.  CODE OF ETHICS

Not applicable to this semi-annual report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to this semi-annual report.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to this semi-annual report.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this semi-annual report.

ITEM 6.  SCHEDULE OF INVESTMENTS

(a) The Registrant’s investments in securities of unaffiliated issuers as of 04/30/10 are included in the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual report.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) Not applicable to this semi-annual report.

(b) None.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

(a) Not applicable.

(b) Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

A copy of the Registrant's revised Nominating Committee Charter adopted on February 18, 2010 is attached as an exhibit.

ITEM 11.  CONTROLS AND PROCEDURES

The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by  this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS

(a) (1)	Not applicable to this semi-annual report.
(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2a under the Investment Company Act of 1940 are attached hereto as an exhibit.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.
(c)	Nominating Committee Charter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Korea Equity Fund, Inc.

By: /s/ Shigeru Shinohara
---------------------------------------
Shigeru Shinohara, President
(Principal Executive Officer)

Date:   June 30, 2010
---------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Rita Chopra-Brathwaite
-----------------------------------------------
Rita Chopra-Brathwaite,  Treasurer
(Principal Financial Officer)

Date:  June 30, 2010
----------------------------------------------